EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICERPURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Artec Consulting Corp. for the fiscal quarter ending July 31, 2014, I, Caleb Wickman, Chief Executive Officer and Chief Financial Officer of Artec Consulting Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending July 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending July 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of Artec Consulting Corp.

September 11, 2014	By:	/s/ Caleb Wickman
Caleb Wickman
Chairman, President and Treasurer